EXHIBIT 10.38

                                 BUSINESS LEASE

         THIS LEASE (the "Lease"), made this 20th day of February 1998, by and between ACOSTA FAMILY LIMITED PARTNERSHIP, a Florida Limited Partnership, (hereinafter called "Lessor") and HESCO SALES, INC., a Florida corporation, (hereinafter called "Lessee").

                                   WITNESSETH:

         In consideration of the payments of rents and other charges provided for herein and the covenants and conditions hereinafter set forth, Lessor and Lessee hereby covenant and agree as follows:

         1. PREMISES. The Lessor hereby demises and leases to Lessee, and LeAsee hereby leases from Lessor that certain premises shown on the attached sketch including a building and offices (the "Building") and land used in connection with and appurtenant to the Building (the 'Land") located at 8505 N.W. 74 Street, Miami, Florida, together with all parking areas, driveways, sidewalks, easements, appurtenances and hereditaments, which benefit the Building and the improvements now or hereafter situated on the Land more fully described in Exhibit "A". The Land, Building and improvements are the "Premises".

         2. TERM. This Lease is for a term of seven (7) years commencing upon landlord's delivery of possession unless sooner terminated or extended as hereinafter set forth. Lessee and Lessor shall execute a letter agreement confirming the commencement date after it occurs. Provided Lessee is current in all of its obligations hereunder, Lmsee shall have the right to extend the term of this Lease for one (1) term of three (3) years upon six (6) months prior written notice exercising its option to renew contained in paragraph 35 pursuant to paragraph 37 of this Lease.

         3. RENTAL. Lessee agrees to pay to Lessor, at the office of Lessor or at such other place lessor may from time to time hereafter designate a rental to be determined and payable as follows:

         During each year of the term, the Lessee covenants and agrees to pay base rent ("Base Rent") at the respective rates set forth herein in equal monthly installments, plus applicable sales tax, promptly, in advance on the first day of each month during the term of this lease. Lessee shall pay such additional rent and other charges ("Additional Rent") required to be paid in connection with this lease at the time herein provided for the payment thereof. All Base Rent and Additional Rent (collectively "Rent") shall be paid to landlord at its address herein set forth, or at such other address that landlord may designate in writing by Certified Mail. In the event that Lessee is more than five (5) days late in payment of Base Rent or Additional Rent, in order to defer Lessor's administrative costs, Lessee shall pay a late charge equal to five (5 %) percent of that delinquent installment. All unpaid rent shall bear interest at the maximum legal rate until paid.

         The parties stipulate that the Building contains 82,518 rentable square feet and the Land contains 280,170 rentable square feet. The Base Rent shall be computed according to the following schedule:


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         Year 1    $2.25 per square foot for the Building plus $.50 per square foot for the Land; $325,750.50 per annum; $27,145.80 per month, plus sales tax

         Year 2 $2.25 per square foot for the Building plus $.50 per square foot for the Land; $325,750.50 per annum; $27,145.80 per month, plus sales tax

         Year 3 $3.25 per square foot for the Building plus $.50 per square foot for the Land, $408,268.50 per annum; $34,022.00 per month, plus sales tax

         Year 4 $3.25 per square foot for the Building plus $.50 per square foot for the Land; $408,268.50 per annum; 34,022.00 per month, plus sales tax

         Year 5 $5.00 per square foot for the Building plus $.50 per square foot for the Land; $552,675.00 per annum; $46,056.25 per month, plus sales tax

         Years 6-7 Fair market value to be determined as provided in paragraph
                   53 hereinbelow


         The rental rate is net and therefore Lessee shall also pay for taxes, utilities, repairs, insurance and all other items and expenses (including maintenance) in connection with its use of the Premises.

         4. SECURITY DEPOSIT. Lessee shall pay Lessor Twenty-Seven Thousand One Hundred Fifty and no/100 ($27,150.00) Dollars (hereinafter referred to as "Security Deposit"), to be held by Lessor as security for the full and faithful performance by Lessee of each and every term, condition and covenant of this Lease on the part of Lessee to be observed and performed. Such Security Deposit is not an advance for payment of rental or measure of Lessor's damages in the case of default by Lessee. Lessor will not be required to account for the use of such Security Deposit, to keep such Security Deposit sequestered or to pay interest on it. The Lessor shall not be obligated to, but may apply such deposit or any portion thereof to the curing of any default that may exist, without prejudice to any other remedy or remedies which the Lessor may have on account thereof, and upon such application Lessee shall pay to Lessor on demand the amount so applied which shall be added to the Security Deposit to restore same to its original amount. In the event Lessee shall fully and faithfully comply with all of the terms, covenants and conditions of this lease and promptly pay all of the Base and Additional Rent as they fall due, any remaining balance of such Security Deposit shall be returned by Lessor to Lessee within thirty (30) days following the date of the expiration or termination of this Lease.

         5. USE OF PREMISES. The Premises shall be used by Lessee initially under the trade name "HESCO". Lessee's permitted use of the Premises (the "Permitted Use") shall be limited to the following: factory and warehouse for construction, distribution, storage, receipt and shipping of containers, waste handling equipment including recycling containers, and other products and related office administrative and maintenance spaces, and such other uses as are customarily incidental thereto. The Premises shall not be used in any manner to create any nuisance, trespass or hazardous condition; nor in any manner to materially and adversely affect the insurability or rate of any insurance which does or may cover the Premises. Lessee or its employees or agents shall not bring or maintain on the Premises any Hazardous Materials (as hereinafter defined in Paragraph 49), other than Hazardous Materials that are of a type

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customarily used or generated in operations consistent with the Permitted Use, and provided Lessee's or its employees' or agents' handling, use, storage and disposal of any such Hazardous Materials is in material compliance with all applicable statutes, ordinances, rules, orders, regulations and requirements of the federal, state, county and city government and of any and all the agencies, departments and bureaus applicable to or having jurisdiction over the Premises.

         6. CONDITION OF THE PREMISES. Lessee acknowledges that it has inspected and accepts the Premises in their present "As Is" condition and that the Premises are suitable for the uses as contemplated by this Lease.

         7. LESSEE'S WORK AND APPROVAL OF LESSEE'S PLANS AND SPECIFICATIONS.

              (a) In the event Lessee determines to make alterations or improvements to the Premises, Lessee must first obtain Lessor's prior written consent thereto. Lessee shall furnish plans and specifications incorporating Lessee's proposed alterations and improvements for Lessor's prior written approval. Lessor shall respond to Lessee within ten (10) days from receipt of such plans and specifications as to its approval or disapproval which shall not be unreasonably withheld. The approval by Lessor of the plans and specifications shall not constitute the assumption of any liability on the part of the Lessor for compliance or conformity with applicable building codes and the requirements of this Lease or for their accuracy. The approval by Lessor of the plans and specifications shall not constitute a waiver by Lessor to the right to thereafter require Lessee to amend the same to provide for any corrections or omissions by Lessee of items required by building codes or this Lease which may later be discovered. Lessee's construction Must be performed at its own cost and expense and in a workmanlike manner and in accordance with all applicable codes and must comply with all state, federal and local regulations, ordinances, statutes, codes, including environmental.

              (b) If Lessor consents to the requested alterations, then, promptly after Lessor notifies lessee that Lessee's plans are approved, Lessee shall commence and complete with due diligence its construction work and installation of fixtures in accordance with plans and specifications approved by Lessor as provided herein. If Lessee shall neglect, fail or refuse to commence or proceed with and complete its work then Lessor way complete Lessee's work at Lessee's expense and charge Lessee the cost of such work as Rent or notify Lessee that Lessee shall have twenty (20) days to cure the default and failing same, the Lease shall be in default.

         8. LEASEHOLD IMPROVEMENTS. Lessor hereby agrees that Lessee may construct within the interior of the Premises such improvements as are necessary for Lessee's use thereof for the purpose specified hereunder, subject to the prior written consent of Lessor, as set forth in paragraph 7 hereinabove. Lessee may employ for such purposes such contractors and other persons as it shall deem desirable; provided, however, that it is expressly understood between the parties hereto that it shall be the responsibility of Lessee to obtain at its expense any and all permits, licenses, certificates or other such authorization which may be required under the rules, regulations, statutes, and laws of any governmental authority, having jurisdiction to require same, whether such permission or authorization shall run in favor of Lessee, Lessor or any contractor or other person so employed by Lessee. All additions, fixtures or improvements which may be made by Lessee, except movable office furniture, removable equipment and machinery and other similar items not permanently affixed to the Premises shall become the property of the


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Lessor and remain upon the Premises as a part thereof, and be surrendered with the Premises at the termination of this Lease. All damage caused by installation and removal of said removable equipment and machinery shall be repaired by Lessee and the Premises restored to original condition.

         9. REMOVAL OF LIENS BY LESSEE - LESSOR'S RIGHT ON DEFAULT. Lessor shall not be liable for any labor or materials furnished or to be furnished to Lessee upon credit. The Lessee herein shall not have any authority to create any liens for labor or materials on the Lessor's interest in the Premises, or the building or property of which the Premises are a part, and all persons contracting with the Lessee for the destruction or removal of any facilities or other improvements or for the erection, installation, alteration, or repair of any facilities or other improvements on or about the Premises, and all materialmen, contractors, subcontractors, mechanics, and laborers are hereby charged with notice that they must look only to the Lessee and to the Lessee's interests in the Premises to secure the payment of any bill for work done or material furnished at the request or instruction of Lessee. Lessee hereby indemnifies Lessor against, and shall keep the Premises and structure free from any and all mechanics liens or other such liens arising from any work performed, material furnished or obligations incurred by Lessee.

         Whenever any such lien shall have been filed based upon any act or interest of Lessee or of anyone claiming through Lessee, or if any security agreement shall have been filed for or affecting any materials, machinery, or fixtures used in the construction, repair, or operation thereof or annex thereto by Lessee, Lessee shall immediately take such action by bonding, deposit, or payment as will remove the lien or security agreement. If Lessee has not removed the lien to Lessor's satisfaction within thirty (30) days after notice to Lessee, Lessor may, at its option, either immediately declare a default by Lessee under this Lease or pay the amount of such lien or security agreement or discharge the same by deposit, and any amount so paid or deposited, with interest thereon shall be deemed Additional Rent or reserved under this Lease, and shall be payable forthwith with interest at the rate of fifteen (15%) percent per annum from the date of such advance by Lessor, and with the same remedies to the Lessor as in the case of default in the payment of rent as herein provided.

         10. NO REPAIRS BY LESSOR. This Lease is a net lease. Lessee shall keep the Premises in good order and repair including but not limited to the HVAC, plumbing, electrical, paving, all doors, windows, glass, including plate glass, and all other parts of the Premises. Lessor agrees to keep in good order and repair the roof, slab and exterior walls of the Premises, except for any damage caused by or arising out of Lessee's use of the Premises. In no event shall this Lease obligate Lessor to maintain or to make any other repairs of any kind in or upon the Premises. Lessee shall, at its own expense, keep and maintain the Premises and appurtenances and every part thereof, (including, without limitation, all walls, floors, ceilings, doors, windows, glass, including plate glass, all heating, air conditioning, water, sanitary and electrical systems, all plumbing and sprinkler systems, if any, together with any and all fixtures relating thereto, whether in, under, on or appurtenant to the Premises) in good order and repair. Lessee further agrees that it shall be liable for any damage to the Premises or any of said systems and fixtures and equipment. lessee agrees to return the Premises to Lessor at the expiration of this lease in as good condition and repair as when Rent commenced hereunder after Lessee's improvements have been completed, natural wear and tear excepted. At the expiration of this Lease, Lessee shall

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leave all electrical wiring, connections, improvements and fixtures in place upon the Premises and not remove same.

         11. REPAIRS AND MAINTENANCE BY LESSEE.

              (a) Lessee shall, at its sole cost and expense, at all times keep and maintain the Premises and every part thereof in neat, clean and good condition and repair, including, without limitation, the maintenance, replacement and repair of any doors, window casements, glazing, plumbing, pipes, electrical wiring and conduits, heating and air conditioning system. Lessee shall, upon the expiration or sooner termination of this Lease, surrender the Premises to Lessor in good condition, broom clean, ordinary wear and tear excepted.

              (b) If Lessee refuses or neglects to make any repairs as required hereunder to the reasonable satisfaction of Lessor within thirty (30) days after written demand (or shorter period in the event of an emergency), Lessor may make such repairs without liability to Lessee for any loss or damage that may occur to Lessee's fixtures or other property or to Lessee's business by reason thereof, and upon completion thereof, Lessee shall pay lessor's costs for making such repairs plus twenty (20%) percent for overhead, upon presentation, of a bill therefor, as Additional Rent.

         12. UTILITIES. Lessee shall be solely responsible for and promptly pay any deposits and any charges for all gas, water, electricity, fuel, light, heat and power bills for the Premises, and for such other materials or services as are used by lessee in connection therewith. If Lessee does not pay the same, lessor may pay the same and such payment shall be added to the rental of the Premises as Additional Rent.

         13. REAL ESTATE AND OTHER TAXES. Lessee shall promptly pay as Additional Rent its proportionate share of any real estate taxes attributable to the Premises from and after the time Lessee takes possession of the Premises and continuing during the term of the Lease and any extensions thereof. The term "real estate taxes" shall include all real estate taxes, assessments, water and sewer rents and other governmental impositions and charges of every kind and nature whatsoever, ordinary and extraordinary, general and special, foreseen and unforeseen, and each and every installment thereof (including interest) which shall be levied, assessed, imposed, due or payable, or liens upon, arising in connection with the use, occupancy or possession of or become due and payable out of, or for, the Premises and the building and real property of which the Promises are a pail or any part thereof, and all costs incurred by Lessor in contesting or negotiating the same with a governmental authority ("Real Estate Taxes").

         Lessee shall pay to Lessor as Additional Rent the sum of Two Thousand and no/100 ($2,000.00) Dollars per month commencing with the first monthly rental payment under this Lease, on account of Lessee's Real Estate Taxes based upon fifty (50% percent of Lessor's estimate of Real Estate Taxes. Such payment shall be due and payable on or before the first day of each month at the same time and in the same manner as rent. Said payments shall be placed in an interest bearing account and disbursed only for taxes. All interest shall be for the account of Lessee. However, Lessee shall be responsible for One Hundred (100%) percent of its share of Real Estate Taxes.


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         Lessor shall submit to Lessee, near the end of each calendar year, a bill for Lessee's share of the Real Estate Taxes for the prior year. In the event that Lessee's share shall exceed the amount paid for the pr.-or year, Lessee shall pay to Lessor such excess within ten (10) days following receipt thereof. Lessor may, at its option, increase Lessee's monthly payments towards Real Estate Taxes by one-twelfth (1/12) of the excess due for the prior year. In the event Lessee has paid more than its share, such excess shall be applied to the next year as a credit against monthly installments due.

         The official tax bills to Lessor for Real Estate Taxes shall be conclusive evidence as to the amount of Real Estate Taxes for the period represented thereby. All calculations as to Real Estate Taxes shall be made with allowance for the maximum available discount. In the event official tax bills are not rendered for any Real Estate Taxes in time for Lessor to make lessor's expense computation of Real Estate Taxes and/or Lessor's estimated expense computation of Real Estate Taxes, Lessor may estimate such Real Estate Taxes based upon prior years real estate taxes and adjust same subject to determination of actual Real Estate Taxes.

         14. SALES AND EXCISE TAX. Lessee shall pay as Additional Rent to Lessor any and all sales and excise taxes levied as a result of rents paid under this Lease, whether or not assessed directly against Lessee, any such amounts being payable together with each monthly installment of Base Rent payable pursuant to paragraph 3 hereof.

         15. PERSONAL PROPERTY TAXES. lessee shall pay, or cause to be paid, before delinquency any and all taxes levied or assessed and which become payable during the term hereof upon Lessee's leasehold improvements, equipment, furniture, fixtures, and/or any other personal property located in or about the Premises. In the event any or all of Lessee's leasehold improvements, equipment, furniture, fixtures and other personal property shall be assessed and taxed with the real property, Lessee shall pay to Lessor its sham of such taxes within ten
(10) days after delivery to Lessee by Lessor of a statement in writing setting forth the amount of such taxes applicable to Lessee's property.

         16. EXTERIOR SIGNS. lessee shall not place or suffer to be placed or maintained on any exterior door, wall or window of the Premises any decoration, lettering, signs, awning or canopy, or advertising matter or other thing of any kind, on the glass of any window or door of the Premises without first obtaining Lessor's written approval and consent which shall not be unreasonably withheld and without obtaining and complying with all governmental and/or municipal permits, regulations, laws or otherwise. Any and all signs placed on the Premises by Lessee and visible from the outside thereof shall be maintained in compliance with rules and regulations of Lessor, if any, and all governmental or municipal agencies governing such signs and the Lessee shall be responsible to Lessor for any damage caused by installation, use, or maintenance of said signs. Lessee agrees to remove all of said signs at the expiration of this Lease and to repair all damage incident to such removal.

         17. INSURANCE. Throughout the term of this Lease, Lessee shall maintain, at its sole expense, the following insurance coverages: (a) liability insurance for bodily injury and property damage to protect lessor and Lessee against damages, costs and attorney's fees arising out of accidents of any kind occurring on or about the Premises , with limits of not less than $1,000,000.00 primary coverage per occurrence in respect to bodily injury and for property damage, and with limits of not less than $5,000,000.00 umbrella coverage for same; (b) fire and

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extended coverage casualty insurance, windstorm and flood insurance, to keep the
Building and improvements on the Land insured in a sum equal to full replacement cost for the benefit of Lessor, payable to Lessor and with sufficient coverage to reimburse the loss of all of Lessee's improvements to the Premises, and all of lessee's fixtures, equipment, personal property and inventory; (c) plate glass insurance to protect both Lessor and Lessee covering the replacement value of all plate glass in or about the Premises; (d) appropriate workers' compensation and any and all other insurance required by law and (e) Lessee shall provide and maintain a policy in the name of lessor with loss payable to Lessor insuring against loss of Rent and other charges payable by Lessee to Lessor under this Lease for one (1) year (including all taxes). Such coverage shall extend one (1) year beyond date of completion of repairs or termination of this Lease due to casualty.

         All insurance coverage shall be written by a reliable insurance company or companies rated A by Best Key Rating Guide, authorized to do business in the State of Florida, and approved by Lessor. All insurance shall name Lessee and Lessor as co-insureds, and a certificate or duplicate policies showing such insurance in force shall be delivered to Lessor prior to the Commencement Date, and such insurance and updated certificates or renewed policies shall be maintained with Lessor throughout the term of this Lease. No policy shall be cancelled or subject to reduction in coverage or other change without at least 30 days advance written notice to Lessor. All policies shall be written as primary policies not contributing with and not in excess of coverage Lessor may carry. To the extent permitted by its insurers, Lessee hereby waives any right of recovery against Lessor for any loss covered by insurance. Lessee shall apply to its insurers to obtain such waiver and shall obtain any special endorsements if required by its insurer to evidence compliance with such waiver.

         18. INDEMNITY. Except for matters solely caused by Lessor's gross negligence or intentional acts, Lessee shall indemnify Lessor and hold Lessor harmless from and against all claims, actions, damages, liability (including liability for negligence or in strict tort) and expense in connection with loss of life, personal injury or damage to property (including environmental damage) arising from or out of any occurrence in, upon or at the leased Premises, or caused by the occupancy or use by Lessee of the leased Promises, or any part thereof, or occasioned wholly or in part by any act or omission of Lessee, its agents, contractors, employees, subcontractors or invitees including but not limited to any such claims, actions, damages, liability and expense arising out of Lessee's failure to comply with all environmental laws and regulations. In caw Lessor shall, be made a party to any litigation commenced by or against Lessee, then Lessee shall protect and hold Lessor harmless and shall pay all costs, expenses, and reasonable attorney's fees incurred or paid by Lessor in connection with such litigation.

         19. GARBAGE AND TRASH REMOVAL. Lessee shall be solely responsible for all garbage and trash removal in connection with Lessee's use of the Premises. Lessee shall contract for and maintain in effect sufficient trash removal services including the maintenance of an adequate number of dumpsters upon the Premises and shall provide for the regular removal of garbage, trash and other refuse so that the same does not accumulate on or about the Premises.

         20. ALTERATIONS. Lessee shall make no alterations, additions, or improvements in or to the Premises without the prior written consent of the Lessor. All additions, together with non-removable fixtures and leasehold improvements shall, when installed, attach to the freehold and become and remain the property of Lessor; provided, however, Lessor shall have the right to


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elect to have Lessee remove any of the improvements upon thirty (30) days written notice prior to the expiration or earlier termination of the term of the Lease and Lessee shall repair any damage occasioned by such removal, and in default thereof, Lessor may effect such removals and repairs at Lessee's expense. All store fixtures or trade fixtures, signs, carpeting and drapes or other window treatments shall remain the property of Lessee, subject at a times to the Lessor's lien for Rent and other sums which may become due to Lessor under this Lease.

         21. DESTRUCTION OF OR DAMAGE TO THE PREMISES. If the Premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, so that the Premises are rendered untenantable in whole, this Lease shall terminate as of the date of such destruction, and rental shall be accounted for as between Lessor and Lessee as of that date. In the event the Premises are so totally destroyed, Lessor shall have the option of retaining the insurance proceeds paid on account of said casualty (except for payment of Lessee's personal property), if any, or of rebuilding the Premises.

         In the event less than twenty-five (25 %) percent of the Premises are materially damaged by fire other perils covered and paid for by extended coverage insurance or if the damage exceeds twenty-five (25 %) percent but is less than fifty (50%) percent of the Premises and repairs can be completed within twelve (12) months for substantially the same amount of square footage, the Lessor agrees to forthwith repair same (exclusive of Lessee's leasehold improvements, fixtures, etc.) provided further that Lessee shall be entitled to a proportionate abatement of the Rent from the date of damage and while such repairs are being made, such proportionate abatement to be based upon the extent to which the damage and making such repairs shall reasonably interfere with the business carried on by the Lessee in the Premises. If such damage is due to the fault or neglect of Lessee, or its employees, however, there shall be no abatement of Rent.

         In the event that the material damage to the Premises exceeds fifty (50%) percent of the property, Lessee and Lessor shall have the option to give notice to the other at any time within sixty (60) days after such damage, terminating this lease as of the date specified in such notice, which date shall be no more than thirty (30) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Lessee in the premises shall terminate on the date so specified in such notice and the Rent, abated by a proportionate reduction based upon the extent, if any, to which such damage interfered with the business carried on by the Lessee on the Premises should be paid up to the date of such termination.

         Notwithstanding any to the contrary contained in this paragraph, Lessor shall not have any obligation whatsoever to repair, construct or restore the Premises when the damage resulting from any casualty covered under this paragraph occurs during the last twenty-four (24) months of the term of this lease or any extension thereof. lessor shall not be required to repair or replace any injury or damage by fire or other cause or to make any repairs or replacements of any leasehold improvements, fixtures or other personal property of Lessee.

         22. CONDEMNATION. If the whole of the Premises, or such portion thereof as will make the Premises unusable for the purposes herein leased, be condemned or otherwise taken by proceedings in the nature of condemnation or eminent domain by any legally constituted authority for any public use or purpose, then in either of said events the term hereby granted shall cease from the time when possession thereof is taken by public authorities, and rental shall


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terminate. Such termination, however, shall be without prejudice to the rights of Lessor to recover compensation and damage caused by condemnation from the condemnor. It is further agreed that the Lessee shall have no claim against Lessor or the condemning authority for the value of any unexpired term of this Lease or in any award made to the Lessor by any condemnation authority.

         23. ASSIGNMENT AND SUBLEASING. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise encumber all or any part of Lessee's interest in this Lease, including Lessee's fixtures, or any of Lessee's duties, obligations, right or rights hereunder, or sublet the Premises or any part or portion thereof, and, if Lessee is a corporation, partnership or trust, shall not permit a transfer of effective control of Lessee, or permit the same or any part thereof to be used for any purpose other than the purpose set forth in paragraph 5 hereinabove, except upon the prior written consent of Lessor, which consent, in Lessor's sole discretion, may be unreasonably withheld. Any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be deemed a nullity, and at Lessor's option, constitute grounds for termination of this Lease. It is further agreed that any permitted assignment or sublease by Lessee shall be made only upon such terms and conditions as are acceptable to Lessor, such acceptability being in Lessor's sole and complete discretion. Consent by Lessor to any assignment or sublease shall not destroy this provision or operate as a waiver, and all subsequent assignments or subleases, if any, shall be made only according to the terms and conditions hereof and upon the aforesaid written consent of Lessor. Any assignee or sublessee of Lessee shall, at the option of Lessor, become directly liable to Lessor for all obligations of Lessee under this Lease but no assignment or sublease by Lessee shall relieve Lessee of any of its liability or obligations hereunder.

         No subletting or assignment, even with the consent of Lessor shall relieve Lessee of its obligations to pay the Rent and to perform all of the other obligations to be performed by Lessee hereunder. The acceptance of Rent by lessor from any other person shall not be deemed to be a waiver by Lessor of any provision of this Lease or to be a consent to any assignment or subletting. If at any time during the term of this Lease any part or all of the interests or shares of Lessee shall be transferred by bequest, inheritance, or operation of law, Lessee shall promptly notify Lessor in writing of such change.

         24. GOVERNMENTAL ORDERS. Lessee, at its sole cost and expense, agrees promptly to execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State, County and City Government and of any and all the agencies, departments and bureaus applicable to said Premises (including environmental), for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said Premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the Southeastern Underwriters Association for the prevention of fires, at its own costs and expense provided that such compliance is necessitated due to the Lessee's use of the Premises.

         25. DEFAULT OF LESSEE.

              (a) It is mutually agreed that in the event the Lessee shall default in the payment of Base or Additional Rent herein reserved, when due and fails to cure such default within five (5) days after receipt of written notice of default from Lessor; or if Lessee shall be in


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default in performing any of the terms or provisions of this Lease other than the provisions requiring the payment of Rent, and fails to cure such default within ten (10) days after the date of receipt of written notice of default from lessor if such default is monetary or thirty (30) days written notice if such default is non-monetary; or if Lessee permanently vacates or abandons the Premises; or if Lessee is adjudicated bankrupt; or if a permanent receiver is appointed for Lessee's property; or if, whether voluntarily or involuntarily, Lessee takes advantage of any debtor relief proceedings under any present or future law, whereby the Rent or any part thereof is, or is proposed to be, reduced or payment thereof deferred; or if Lessee makes an assignment for benefits of creditors; or if Lessee's assets should be levied upon or attached under process against Lessee, and is not satisfied or dissolved within thirty
(30) days after written notice from Lessor to Lessee to obtain satisfaction thereof; or Lessee fails to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than as described in this paragraph, where such failure shall continue for a period of thirty (30) days after written notice thereof by Lessor to Lessee; then, and in the event of any such default or breach by Lessee, Lessor may at any time thereafter, in its sole discretion, with or without notice or demand and without limiting Lessor in the exercise of a right or remedy which Lessor may have by reason of such default or breach:

                        (i) Terminate Lessee's right to possession of the
                   Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to lessor. Upon such termination by Lessor, Lessee will at once surrender possession of the Premises to Lessor and remove of all Lessee's effects therefrom which Lessee is authorized hereunder to remove; and Lessor may forthwith m-enter the Premises and repossess himself thereof, and remove all persons and effects therefrom, using such force as may be reasonably necessary, and no such act shall render Lessor guilty of trespass, forcible entry or detainer or other tort. In such event, lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises; past due Rent, reasonable attorney's fees and court costs; the value at the time of award by the court having jurisdiction thereof of the amount by which the unpaid Rent and other charges called for herein for the balance of the term after the time of such award exceeds the amount of such loss for the same period that Lessee proves could be reasonably avoided; and that portion of any leasing commission paid by Lessor applicable to the unexpired term of this Lease; or

                        (ii) Maintain Lessee's right to possession, in which
                   case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises; and in such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the Rent and any other charges as may become due hereunder or to obtain specific performance, injunctive relief or other equitable relief necessary to require Lessee to fulfill all of its obligation and duties set forth herein; or

                        (iii) Declare the balance of the entire Rent for the
                   remainder of the term of this Lease to be immediately due and payable, and then proceed immediately to collect the unpaid Rent called for by this Lease by distress or otherwise.

                        (iv) Pursue any other remedy now or hereafter available
                   to Lessor under the laws or judicial decisions of Florida.

         Nothing herein contained shall be construed as precluding Lessor from having such remedy as may become necessary in order to preserve Lessor's right or the interest of Lessor in the Premises and in this Lease, even before the expiration of the grace or notice periods provided for in this Lease, if under particular circumstances then existing the allowance of such grace or the giving of such notice will prejudice or will endanger the rights and estate of Lessor in this I-ease or in the Premises. All rights and remedies granted in this Lease to Lessor or available at law shall be cumulative and not mutually exclusive.

         Lessee hereby pledges and assigns to Lessor as security for payment of any and all Rent or other sums or amounts provided for herein, all of the furniture, fixtures, equipment, goods and chattels of Lessee which shall or may be brought or put on or into the Premises, and Lessee agrees that said lien may be enforced by distress, foreclosure or otherwise, at Lessor's election. lessee expressly waives and renounces any and all exemption rights it may now or hereafter acquire under or by virtue of the constitution and laws of the State of Florida or of any other state, or of the United States, as against the payment of said Rent or any other obligation or damage that may accrue under the terms of this Lease.

         Any notice provided in this paragraph may be given either by lessor or its attorney.

              (b) NO WAIVER OF DEFAULT. Failure of Lessor to declare any default immediately upon occurrence thereof, or delay in taking action in connection therewith, shall not waive such default, but Lessor shall have the right to declare any such default at any dm and take such action as might be lawful or authorized hereunder, in law and/or in equity. 'Me acceptance of Rent by Lessor hereunder whether accompanied by Lessee's denial of default or otherwise shall in no event ever be construed or deemed a waiver or acceptance of any default by Lessee; and no waiver of any term, provision, condition or covenant of this lease by Lessor shall ever be deemed to imply or constitute a further waiver by Lessor of such default or a waiver of any other term, provision, condition or covenant of this Lease.

              (c) WAIVER OF JURY TRIAL/COUNTERCLAIM. The parties hereby waive trial by jury in any action, proceeding or counterclaim brought by either party against the other on any matter whatsoever arising out of, or in any way connected with this lease, the relationship of lessor and Lessee created hereby, Lessee's use or occupancy of the Premises, and/or any claim for injury or damage. In the event Lessor commences any proceedings for non-payment of Rent, Base Rent or Additional Rent, Lessee will not interpose any counterclaim (except a compulsory counterclaim) of whatever nature or description in any such proceedings. This shall not, however, be construed as a waiver of Lessee's right to assert such claims in any separate action or actions brought by Lessee.

         26. RELETTING BY LESSOR. Should Lessor elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease, make such alterations and repairs as may be necessary or desirable in order to relet the Premises, and relet said Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Lessor in its sole discretion may deem advisable; upon each such reletting all rentals received by Lessor shall be applied first to the payment of any indebtedness other than base rent or any item of additional rent due from lessee to Lessor, second to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and of costs of such alterations and repairs; third to the payment of rent due and unpaid hereunder, and the residue, if any shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month during the term of this Lease be less than that to be paid during that month by Lessee, Lessee shall pay any such deficiency to Lessor. No such reentry or taking of possession of said Premises by Lessor shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Lessee or unless the termination be decreed by a court of competent jurisdiction.

         27. ATTORNEY'S FEES. If any action is brought to enforce the terms of the Lease, the prevailing party shall be entitled to recover and the non-prevailing party shall pay to the prevailing party the reasonable attorney's fees and all expenses of the prevailing party incurred in connection with such action, including fees prior to suit and those incurred during appeals.

         28. PERFORMANCE OF LESSEE'S OBLIGATIONS. If Lessee shall be in default hereunder, including any default resulting from the failure or refusal of Lessee to pay its obligations owed to third parties pursuant to the provisions hereof, Lessor may cure such default on behalf of Lessee, in which event Lessee shall reimburse Lessor for all sums paid to effect such cure, together with interest at the rate of eighteen (18 %) percent per annum from the date of such cure by Lessor and reasonable attorneys' fees, said sums to be deemed Additional Rent hereunder. In order to collect such reimbursement lessor shall have all the remedies available under this Lease for a default in the payment of Rent.

         29. ENTRY BY LESSOR. The Lessor, or any of his agents, shall have the right to enter the Premises during all reasonable hours, to examine the same to make such repairs, additions or alterations as may be deemed by Lessor necessary for the safety, comfort, or preservation thereof, or to exhibit said Premises, and to put or keep upon the doors or windows thereof a notice 'FOR RENT" at any time within ninety (90) days before the expiration of this Lease. The right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions, which do not conform to this Lease.

         30. EFFECT OF TERMINATION OF LEASE. No termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Lessor's right to collect Rent for the period prior to termination thereof. Termination of this Lease shall also terminate any option to extend or purchase.

         31. ACTS OF THIRD PARTIES. Lessor and Lessee hereby agree that Lessor shall not be liable to Lessee for any damages which are the direct or indirect result of the act, conduct or activity of a third party not a party to this Lease.

         32. LESSOR'S LIABILITY. Except for Lessor's gross negligence or intentional acts, Lessor shall not be liable for any damage or injury to Lessee's property or to Lessee's agents, employees, contractors, subcontractors or invitees upon the Premises regardless of the cause of such damage or injury nor for any condition of the Premises whatsoever. This provision is not intended to be a measure or agreed amount of Lessor's liability with respect to any particular breach, and shall not be used for the purposes of determining any liability of Lessor hereunder, except only as a maximum not to be exceeded in any event. All personal liability of Lessor, of every sort, if any, is hereby expressly waived by Lessee, and- that so far as Lessor is concerned, Lessee shall look solely to the property for the payment thereof. All personal property located, placed or moved in, on or about the Premises shall be at the risk of Lessee and Lessor shall not be liable for any damages or injury to said personal property or to the Lessee, its employees, agents, officers, or invitees, or to any other person arising out of or resulting from the breakage, leakage, or obstruction of the water, sewer or soil pipes, other leakage in or about the Premises, any defect in electrical systems, any other defect or structural deficiency in the Premises.

         33. SUBORDINATION, ESTOPPEL CERTIFICATE AND ATTORNMENT. Lessee agrees that this Lease shall be subordinate to any mortgage or other financing lien now or hereinafter enforced or placed against the Premises or the building or real property of which the Premises are a part, provided Lessee receives from all such lenders an executed non-disturbance agreement providing for Lessee's continued occupancy of the Premises in the event of default by Lessor to Lender. Lessee agrees to execute any documents requested by Lessor to confirm any such subordination. Lessee agrees to deliver an estoppel certificate to any existing or proposed mortgagee or purchaser or person designated by lessor certifying that the Lease is in full force and effect. Lessee shall in the event of any sale of the Premises attorn to the purchaser and recognize that purchaser as Lessor under this Lease.

         34. HOLDING OVER. If Lessee remains in possession of Premises after expiration of the term or extended term hereof, with Lessor's acquiescence and without compliance with paragraph 2 or any other express agreement of the parties, lessee shall be a tenant at will on a month to month basis at rental rate in effect at the end of this Lease; and there shall be no renewal of this Lease by operation of law. In such event, if either Lessor or Lessee wishes to terminate said occupancy at the end of a month after the termination of the Lease, the party so desiring to terminate same shall give the other party at least thirty (30) days written notice to that effect. Failure on the part of Lessee to give such notice shall obligate Lessee to pay rent for an additional month following the month in which Lessee has vacated the Premises. If such occupancy continues without the consent of Lessor, Lessee shall pay to Lessor, as liquidated damages, 200% of the amount of Rent at the highest rate specified in the Lease for the time Lessee retains possession of the Premises or any part thereof after termination of the term by lapse of time or otherwise.

         35. OPTION TO RENEW. Provided no default beyond applicable notice and cure periods then exists, Lessee is hereby granted an option to renew this Lease for one (1) term of three (3) years, upon the terms, conditions and rents set forth in this Lease. Said option to be exercised by Lessee giving Lessor written notice of its election to extend the term of this Lease not later than six (6) months prior to the expiration of the initial term.

         36. RIGHTS CUMULATIVE. All rights, powers and privileges conferred hereunder upon Lessor and Lessee shall be cumulative but not restricted to those given by or existing at law.

         37. NOTICE. Notices to either party hereunder shall be mailed by U.S. Mail, Certified, Return Receipt Requested or by overnight courier service or by hand delivery or by facsimile and shall be deemed effective upon date of delivery, as follows:

                    To lessor:        Acosta Family Limited Partnership
                                      7905 N.W. 164 Terrace
                                      Miami, FL 33169

                    Copy To:          Goldstein & Tanen, P.A.
                                      #3250, One Biscayne Tower
                                      Miami, FL 33131
                                      Attention: Jeffrey S. Tanen, Esquire
                                      Fax: (305) 374-7632

                    To lessee:        Hesco Sales, Inc.
                                      8505 N.W. 74th Street
                                      Miami, FL 33166
                                      Attention: Gary McAlpin
                                      Fax: (305) 594-4228

                    Copy To:          Greenberg Traurig et al
                                      1221 Brickell Avenue
                                      21st Floor
                                      Miami, FL 33131
                                      Attention: Fern Watts, Esquire
                                      (305) 579-0717 - fax

         38. WAIVER OF RIGHTS. No failure of either lessor or Lessee to exercise any power given them hereunder, or to insist upon strict compliance with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Lessor's or Lessee's right to demand exact compliance with the terms hereof. Any waiver of rights by lessor or Lessee hereunder must be in writing to be effective.

         39. TIME OF ESSENCE. Time is of the essence as to this agreement and of each and every provision hereof.

         40. DEFINITIONS. "Lessor" as used in this Lease shall include the first party and its successors and assigns. "Lessee" shall include the second party and its successors and assigns. In construing this Lease, the singular shall be held to include the plural, the plural shall include the singular, the use of any gender shall include every other and all genders, and captions and paragraph headings shall be disregarded.

         41. CAPTIONS. The captions or paragraph headings contained in this Lease are for convenience and reference only and do not limit, vary or in any other manner affect the substance of any provision hereof.

         42. BUSINESS ENTITY. If Lessor or Lessee is a corporation, partnership, or other business entity, each individual executing this Lease on behalf of said corporation, partnership or other business entity represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, partnership, or other business entity, and that this Lease is binding upon said corporation, partnership, or other business entity.

         43. FORCE MAJEURE. This Lease and the obligations of Lessee hereunder shall not be affected or impaired and Lessor shall not be liable in the event Lessor is unable to fulfill any of its obligations hereunder or is delayed in doing so if such inability or delay is caused by "force majeure". The term "force majeure" as used in this Lease shall mean "Acts of God", labor disputes (whether lawful or not), material or labor shortages, restrictions by any governmental authority, civil riots, floods, interruption or malfunction of any utility or telephone service or other cause beyond Lessor's control.

         44. ENTIRE AGREEMENT. This lease and the Exhibits, if any, attached hereto, contain the entire agreement of the parties hereto and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, shall be of any force or effect. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by both parties.

         45. PARTIAL INVALIDITY. If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this lease shall be valid and be enforced to the fullest extent permitted by law.

         46. BROKERAGE. The parties acknowledge that no broker, person, or similar entity acted in any manner in connection with bringing about this lease, nor is anyone else entitled to a commission or fee in connection therewith, except as provided in this Paragraph 46. Lessor and Lessee agree to indemnify and save each other harmless from and against any and all claims, suits, liabilities, costs, judgments and expenses, including reasonable attorneys' fees, for any leasing commissions or other commissions, fees, changes or payments resulting from or arising out of their respective actions in connection with bringing about this Lease. The foregoing indemnification obligations shall survive the expiration or earlier termination of this Lease.

         47. NO ESTATE IN LAND. This contract shall create the relationship of landlord and tenant between Lessor and Lessee. No estate shall pass out of Lessor. lessee has only a leasehold, not subject to levy and sale, and not assignable by Lessee except by Lessor's consent. Neither this lease nor any short form or memorandum thereof shall be recorded in the Public Records, without Lessor prior written consent and approval of such memorandum which shall not be unreasonably withheld.

         48. GOVERNING LAW. This agreement shall be interpreted in accordance with the laws of the State of Florida, and the parties agree that in the event of any action or litigation hereon, that venue shall be in the county where the Leased Premises are situated.

         49. COMPLIANCE WITH ENVIRONMENTAL LAWS. Lessee, at its sole cost and expense, agrees that it will comply with all local, state, and federal laws, regulations and codes concerning the storage, handling, transportation, and disposal of toxic, solid and hazardous waste materials. Lessee agrees to indemnify, defend and hold harmless Lessor against any and all claims made by any governmental or private entity or person relating to the Lessee's improper storage, handling, transportation or disposal of any toxic, solid or hazardous waste materials, either on or off the Premises. Lessee's obligations under this paragraph 49 shall not apply to conditions existing prior to the commencement of the term of this Lease.

         Lessee shall not cause or permit any Hazardous Material to be brought upon, kept or used in or about the Premises by Lessee, its agents, employees, contractors or invitees. If Lessee breaches this obligation, Lessee shall indemnify, defend and hold Lessor harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation diminution in value of the Premises, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises, damages arising from any adverse impact on marketing of space, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the lease term as a result of such contamination. This indemnification of Lessor by Lessee includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by a Federal, State or local government agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Material on the Premises caused by Lessee results in any contamination of the Premises, Lessee shall promptly take all actions at its sole expense as are necessary to return the Premises to the conditions existing prior to the introduction of any such Hazardous Material to the Premises; provided that Lessor's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises. The foregoing indemnity shall survive the expiration or earlier termination of this lease.

         As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste, including, but not limited to, those substances, materials and wastes listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172. 101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and amendments thereto, or such substances, materials and wastes that are or become regulated under any applicable local, state or Federal law. Lessor and its agents shall have the right, but not the duty, to inspect the Premium at any time to determine whether Lessee is complying with the terms of this Lease. If Lessee is not in compliance with this lease, Lessor shall have the right to immediately enter upon the Premises to remedy any contamination caused by Lessee's failure to comply notwithstanding any other provision of this lease, Lessor shall use its best efforts to minimize interference with Lessee's business but shall not be liable for any interference caused thereby. All inspections to be at business hours only. Any default under this Section shall be a material default enabling lessor to exercise any of the remedies set forth in this lease.

         50. RADON DISCLOSURE. Florida Statute ss.404.056 requires this statement to be included in all contracts for sale and purchase or in any rental agreements of any buildings:

              RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

         51. COVENANT OF QUIET ENJOYMENT. Lessor covenants that Lessee may feasibly hold and enjoy the Premises with exclusive control and possession thereof during the term of this Lease, subject only to the terms and conditions of this Lease and provided only that Lessee performs and observes the terms, conditions and covenants of this Lease.

         52. CROSS DEFAULTS. Lessee covenants and agrees that a default under this lease shall constitute a default under two other leases executed by lessee, one with Evelio Acosta and Gladys Acosta for premises located at 4125 E. 11th Avenue, Hialeah, Florida and the other with Evelio Acosta and Gladys Acosta for premises located at 27137 Highway 33, Okahumpka, FL 34762. A default under this lease or said other leases shall also constitute a default under that certain Employment Agreement between Evelio Acosta and Hi-Rise Recycling Systems, Inc.

         Lessee shall be in material default under this lease in the event that Lessee or any of its affiliates (as defined for purposes of Rule 144) defaults on any of its respective obligations to Lessor, Evelio Acosta and Gladys Acosta under any other agreement or document (whether now existing or hereafter executed and as amended or modified from time to time). Lessee's obligations under this lease shall be absolute and unconditional, and Lessee shall have no rights or offset or any other similar right under this lease with respect to any obligations of Lessor or its affiliates under any other agreement or document.

         53. DETERMINATION OF FAIR MARKET VALUE. Unless the parties otherwise agree in writing, six (6) months prior to the expiration of the fifth (5th) full year of the term of this lease, Lessee shall have the property appraised as to its fair market rental value by an appraiser selected by Lessee who shall be a member of the Appraiser's Institute or other comparable designation in the state of Florida. Said appraiser being herein referenced as "Lessee's Appraiser". If the Lessor disagrees to the value indicated by lessee's Appraiser, then Lessor shall select an appraiser ("Lessor's Appraiser") and Lessee's Appraiser and Lessor's Appraiser shall select a third appraiser (the "Neutral Appraiser"). All such Appraisers shall be members of the Appraiser's Institute or comparable Florida designation. The appraisals performed by the three Appraisers shall then be averaged and the average so determined shall be the new rental amount for the Base Rent for the property. All of the other terms and conditions of the lease shall remain in full force and effect. In the event Lessee fails to provide lessee's appraisal within the time specified herein, Lessee shall be deemed to have waived its rights to determine the rental by appraisal and the rental for the sixth (6th) year and seventh (7th) year of the lease shall be deemed to be the same as year five (5) increased by CPI.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease, on the day and year first above written.

                                           LESSEE:

____________________________________       Hesco Sales, Inc.


____________________________________       By:   /s/ J. GARY MCALPIN
                                             ---------------------------------
                                                                     President
                                           LESSOR:
____________________________________

                                           ACOSTA FAMILY LIMITED PARTNERSHIP,
                                           A FLORIDA LIMITED PARTNERSHIP
____________________________________

                                           By: Acosta Realty Investments, Inc.,
                                               its General Partner


                                            By: /s/ EVELIO ACOSTA
                                                ------------------------------
                                                Evelio Acosta, President